Clough Hedged Equity ETF

Summary Prospectus

March 11, 2025

Trading Symbol: CBLS

Listed on NYSE Arca, Inc.

www.cloughetfs.com

Before you invest, you may want to review the Clough Hedged Equity ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated March 11, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.cloughetfs.com. You can also get this information at no cost by calling (855) 393-0559 or by sending an e-mail request to info@cloughetfs.com.

Investment Objective

The Clough Hedged Equity ETF (the “Fund”) seeks long-term capital appreciation while minimizing volatility.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.54%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	1.90%

[1]	“Other Expenses” include broker and interest expenses. Broker and interest expenses are borne by the Fund separately from the management fee paid to the Adviser.
[2]	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $193	3 Years: $597	5 Years: $1,026	10 Years: $2,219

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2024, the Predecessor Fund’s (as defined below) portfolio turnover rate was 509% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by purchasing securities that Clough Capital Partners L.P. (the “Adviser”), the Fund’s investment adviser, believes:

●	have above-average financial characteristics such as return on invested capital, profit margins, debt-to-equity ratio, or revenue and earnings growth as identified in financial statements, relative to the broader equity market;
●	are undervalued based on valuation metrics such as (i) enterprise value to sales, (ii) enterprise value to earnings before interest, taxes, depreciation, and amortization, or (iii) price to earnings ratios; or
●	have higher growth potential as indicated by sales growth, earnings growth, or free cash flow growth.

The Fund primarily invests in U.S.-listed equity securities and sponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). While the Fund’s equity exposure strategy focuses on investments in U.S. equity securities, the Fund’s strategy also includes investments in companies organized in the U.S. but deriving revenue from international markets, including emerging markets. The Fund will make investments in emerging markets, which the Fund defines as countries included in the MSCI Emerging Markets Index (“MSCI”), using U.S.-listed securities of companies domiciled in MSCI countries. A short sale is a transaction in which the Fund sells a security it does not own, typically in anticipation of a decline in the market price of that security based on an analysis of market expectations, valuation multiples, or the likelihood of a contraction in the stock’s valuation multiple. While the Adviser seeks companies it believes will outperform over a full market cycle (typically 5-11 years), the Fund may experience higher portfolio turnover in the short term as the Fund responds to changing market conditions or when the Adviser identifies new opportunities.

The Adviser's investment process is built on seeking to identify and capitalize on industry or economic trends that other investors have not yet recognized, while maintaining overall portfolio volatility that is lower than that experienced by the broader market. The Fund views the Bloomberg World All-Cap Equal Weight TR Index (“WLSEQT”) as a representation of the broader market because WLSEQT includes a broad spectrum of global equity securities across various market capitalizations. The Adviser believes that it can identify industry or economic trends by analyzing industry and economic related information such as capital flows that effect natural resource scarcity, technological innovations which have the potential to disrupt traditional industries, impacts of demographic shifts, and changes in profit or credit cycles. The Adviser then interprets the information analyzed to identify emerging patterns or changes in various sectors of the economy and develops a strategy for the Fund to allocate its capital into investible securities.

The Adviser identifies investible securities through rigorous research, including analysis of public company filings, customer preferences, relevant supply chains, and additional publicly available company information. The investment process focuses on a number of significant global investment themes identified by the Adviser through its research process. Global investment themes include industry or economic trends that the Adviser believes will significantly impact multiple sectors or regions of the global economy. The Adviser believes that the Fund can invest in companies affected by an attractive global investment theme which the Adviser anticipates will result in positive investment returns. For instance, an attractive global investment theme could be the emergence of artificial intelligence (AI) as a transformative technology. The Adviser might identify this theme by observing increased investment in AI research and development, analyzing the growing demand for advanced semiconductor chips, and studying the proliferation of AI-powered applications across various industries. This theme could result in far-reaching implications for semiconductor manufacturers, companies throughout the semiconductor supply chain, consumer electronics producers, software developers, and numerous other sectors that stand to benefit from or be negatively impacted by AI technology.

When such a theme is identified, the Adviser then conducts bottom-up research to find specific companies that are well-positioned to benefit from this trend. In the AI example, this research might uncover potential investments in leading chip designers, manufacturers of specialized AI hardware, cloud computing providers offering AI services, or software companies developing innovative AI applications. This approach allows the Fund to invest in the global trends identified by selecting individual securities that the Adviser believes will offer the best potential for positive returns.

Individual security positions are selected after an evaluation of various company characteristics, such as an assessment of a company's market position compared to its competitors, which would involve analyzing company specific factors including market share, product differentiation, and brand strength. The Adviser also evaluates the quality of company management by examining its track record, strategic decisions, and ability to execute business plans effectively. The company selection assessment also includes analyzing a company’s financial performance metrics, reviewing a company’s public statements and interviews, and evaluating a company's reputation within its industry. The Adviser also analyzes a company's earnings, cash flow, and balance sheet to assess its financial stability and potential for positive investment returns. In addition, the Adviser evaluates whether a company's market share, profitability and market valuation is justified and likely to persist over time, compared to both its own and peer historical metrics. The evaluation process involves analysis of various financial ratios and metrics, including price-to-earnings, earnings per share, return on equity, and debt-to-equity ratios, to determine if a company's stock price accurately reflects its fundamental value and growth potential.

The Fund's portfolio construction is driven by the Adviser's bottom-up research process, which seeks to identify the most compelling investment opportunities across various sectors. The Fund’s equity stock position concentrations will be higher in sectors such as energy, technology, consumer, industrial, and healthcare at times, and the Fund does not adhere to strict sector weighting parameters. This approach allows the Fund to invest in companies that have the greatest potential for returns, regardless of sector. The Fund will typically maintain a diversified portfolio of 30 to 50 long positions and 10 to 50 short positions. This range allows for meaningful exposure to high-conviction ideas while maintaining a level of diversification to manage overall portfolio risk. Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested long or short in equity securities, including common stocks and sponsored depositary receipts.

The Fund employs a hedging strategy that utilizes options and index futures to manage risk and enhance returns. The Fund will generally maintain a net long exposure of between 30%-70% of its net assets. The Fund will buy put options or write (sell) call options on securities it believes are overvalued, aiming to profit from potential price declines or to protect existing long positions. Conversely, the Fund will buy call options or write put options on securities identified through the Adviser’s research process as undervalued, seeking to benefit from potential price appreciation or to gain exposure to attractive investments at a lower initial cost. In addition to options, the Fund will use futures contracts on stock indices, which allow the Fund to invest in one instrument to gain exposure to a group of companies that a futures contract represents, rather than investing in each individual company. The Fund will also use futures contracts to hedge portfolio risks, such as buying or selling an index future when the broader market appears to be overbought based on evaluation of historical valuation metrics. Investments in options and futures allow the Fund to respond to changing market conditions or to implement investment views without directly buying or selling the underlying securities. The Adviser employs a flexible approach to determine the optimal duration for each option or futures instrument that the Fund invests in, and option or futures position durations are generally less than two years. The duration decision is based on careful evaluation of several factors, including transaction costs, the timing of potential catalysts that may alter the broader markets stock prices, and other relevant considerations typical in derivative transactions. The Fund’s goal of investing in options and futures is to strike a balance between hedging portfolio risks or capturing desired market exposure and managing the costs and risks associated with such instruments. This flexible approach allows the Fund to adapt its derivative strategy to changing market conditions and specific investment opportunities.

The use of options and futures strategies will be used to hedge and enhance the returns of the Fund’s core equity portfolio, and such strategies will not be used to replace the core equity portfolio.

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:

●	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV and market price, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. U.S. and international markets have experienced significant periods of volatility in recent years due to a number of these factors, including the impact of the COVID-19 pandemic and related public health issues, growth concerns in the U.S. and overseas, uncertainties regarding interest rates, trade tensions and the threat of tariffs imposed by the U.S. and other countries. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, public health issues, recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.

●	Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

●	Investment Themes Risk. The Fund’s investment program depends on the Adviser’s identification and development of global or regional investment themes, and the Fund’s performance may suffer if such themes, which can be inherently challenging to identify, are not well identified, or do not unfold as anticipated. Failure to correctly identify or develop the themes that will guide the Fund’s portfolio investments, or the failure of a theme to unfold in the way the Adviser anticipates, may result from many causes, including the following: governments or others may decide to oppose or delay certain economic, social or political developments that are the basis of investment themes; demographic or economic data necessary to understand correctly the way in which certain themes may unfold in some countries may be incorrect or incomplete; development of themes and their longevity may require attention to subtle cultural factors not always apparent to outside observers; or social and political changes or natural disasters in some parts of the world may alter the underlying conditions or affect the availability of natural resources necessary to an emerging theme.

●	Security Selection Risk. The success of the Fund’s investment strategies depends, in part, on the effectiveness and implementation of the Adviser’s analysis and methodology with respect to security selection. The securities in the Fund’s portfolio may decline in value. The Adviser’s analysis and portfolio management practices may not achieve the desired results.

●	Counterparty Risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes, or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, including the counterparty to an OTC derivatives contract, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

●	Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, or the Fund’s other service providers, market makers, Authorized Participants (“APs”), the Fund’s primary listing exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.

●	Depositary Receipts Risk. The Fund may hold the securities of non-U.S. companies in the form of depository receipts, including ADRs, EDRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange (“NYSE”). ADRs are U.S. dollar denominated. EDRs and GDRs are similar to ADRs, but are shares of foreign based corporations generally issued by international banks in one or more markets around the world. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Depositary receipts may be unregistered and unlisted. Depositary receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries, changes in the exchange rates of foreign currencies, and, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares.

●	Derivatives Risk. The Fund’s use of derivatives, including options, may reduce the Fund’s returns and/or increase the volatility of the Fund’s net asset value. Derivatives may be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivative investments will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including liquidity risk, interest rate risk, counterparty risk, equity market risk, credit risk and management risk.

●	Emerging Markets Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards could impede the Adviser’s ability to evaluate local companies and impact the Fund’s performance. Foreign markets ADRs and ETFs involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries, changes in the exchange rates of foreign currencies, and, because the underlying securities of ADRs and ETFs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and ETFs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares.

●	ETF Risks. The Fund is an ETF and, as a result of its structure, it is exposed to the following risks:

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares Risk. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading Risk. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than the Shares.

●	Foreign Markets Risk. Investments in ADRs and ETFs that provide exposure to non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, the value of non-U.S. securities may be subject to risk of decline due to foreign currency fluctuations or to political or economic instability. Investments in ADRs also may be subject to withholding or other taxes and may be indirectly subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. Foreign markets ADRs and ETFs involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries, changes in the exchange rates of foreign currencies, and, because the underlying securities of ADRs and ETFs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and ETFs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares. This, in turn, could lead to differences in the market price of the ETF's and ADR shares and the underlying value of those shares.

●	Growth Investing Risk. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

●	Hedging Risk. Options used by the Fund to reduce volatility and generate returns may not perform as intended. There can be no assurance that the Fund’s option strategy will be effective. It may expose the Fund to losses, e.g., option premiums, to which it would not have otherwise been exposed. Further, the option strategy may not fully protect the Fund against declines in the value of its portfolio securities.

●	Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to buy or sell a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or decline an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. While CLO debt tranches in which the Fund seeks to invest are expected to be supported by a secondary market, it is possible that they may be characterized as illiquid securities under adverse market conditions resulting in a limited market for the resale of CLO debt tranches or affected by the liquidity in the fixed income market, generally.

●	Long/Short Risk. The Fund seeks long exposure to certain securities and short exposure to certain other securities. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money if either or both the Fund’s long and short positions produce negative returns.

●	Management Risk. The Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, achievement of the stated investment objective cannot be guaranteed. The Adviser’s judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these factors may affect the return on your investment.

●	Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of midcapitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

●	Options Risk. The prices of options may change rapidly over time and do not necessarily move in tandem with the price of the underlying securities. Selling call options reduces the Fund’s ability to profit from increases in the value of the Fund’s equity portfolio, and purchasing put options may result in the Fund’s loss of premiums paid in the event that the put options expire unexercised. To the extent that the Fund reduces its put option holdings relative to the number of call options sold by the Fund, the Fund’s ability to mitigate losses in the event of a market decline will be reduced.

●	Portfolio Turnover Risk. Because the Fund may “turn over” some or all of its portfolio frequently, the Fund may incur high levels of transaction costs, performance that is lower than expected and potentially greater tax exposure.

●	Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. The Fund may invest a significant portion of its assets in the following sectors and, therefore, the performance of the Fund could be negatively impacted by events affecting each of these sectors.

○	Consumer Sectors Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the Consumer Staples Sector, such as companies that produce or sell food, beverage, and drug retail or other household items, may be adversely impacted by changes in global and economic conditions, rising energy prices, and changes in the supply or price of commodities. Companies in the Consumer Discretionary Sector, such as automobile, textile, retail, and media companies, depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

○	Energy Sector Risk. The Energy Sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels. It also includes companies that offer oil and gas equipment and related services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Energy Sector. The performance of companies operating in the Energy Sector is closely tied to the price and supply of energy fuels and international political events.

○	Health Care Sector Risk. Companies in the Health Care Sector are subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines, an increased emphasis on the delivery of healthcare through outpatient services, loss or impairment of intellectual property rights and litigation regarding product or service liability.

○	Industrials Sector Risk. Issuers in the Industrials Sector are affected by supply and demand, both for their specific product or service and for Industrials Sector products in general. The products of such issuers may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates affect the performance of companies in the Industrials Sector. Issuers in the Industrials Sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The Industrials Sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

○	Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

●	Short Selling Risk. Short selling involves the sale of securities borrowed from a third party. The short seller profits if the borrowed security’s price declines. If a shorted security increases in value, a higher price must be paid to buy the stock back to cover the short sale, resulting in a loss. The Fund may incur expenses related to short selling, including compensation, interest or dividends, and transaction costs payable to the security lender, whether the price of the shorted security increases or decreases. The amount the Fund could lose on a short sale is theoretically unlimited. Short selling also involves counterparty risk – the risk associated with the third-party ceasing operations or failing to sell the security back.

●	Tax Risk. The writing of options by the Fund may significantly reduce or eliminate its ability to make distributions eligible to be treated as qualified dividend income. Options entered into by the Fund may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character, and timing of the Fund’s recognition of gains and losses with respect to straddle positions.

●	Value Investing Risk. Because the Fund may utilize a value style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is incorrect.

Performance

The Fund acquired all of the assets and liabilities of the Clough Hedged Equity ETF, a series of Listed Funds Trust (the “Predecessor Fund”), in a tax-free reorganization on January 17, 2025. In connection with this acquisition, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund.

The following performance information indicates some of the risks of investing in the Fund by showing how the Predecessor Fund’s performance has varied over time. The bar chart shows the Predecessor Fund’s performance for the calendar years ended December 31. The table illustrates how the Predecessor Fund’s average annual returns for the 1-year and since inception periods compare with those of the Bloomberg World All-Cap Equal Weight TR Index, which reflects a broad measure of market performance. The table also shows how the Predecessor Fund’s performance compares to the Bloomberg World All-Cap Equal Weight/UST 0-1 Yr 50/50 Index and the Bloomberg US Treasury 0-1 Year Maturity Index, additional comparative indexes that represent the asset classes in which the Fund invests. Previously, from the Predecessor Fund’s inception to August 28, 2023, the Predecessor Fund was advised by Changebridge Capital, LLC. The Predecessor Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.cloughetfs.com.

During the period shown in the bar chart, the best performance for a quarter was 14.01% (for the quarter ended March 31, 2021) and the worst performance was -14.70% (for the quarter ended June 30, 2022).

Average Annual Total Returns (for the Periods Ended December 31, 2024)
	One Year	Since Inception 11/12/20
Return Before Taxes	28.45%	7.00%
Return After Taxes on Distributions	28.21%	6.92%
Return After Taxes on Distributions and Sale of Fund Shares	16.98%	5.45%
Bloomberg World All-Cap Equal Weight TR Index (reflects no deductions for fees, expenses, or taxes)	5.88%	5.43%
Bloomberg World All-Cap Equal Weight/UST 0-1 Yr 50/50 Index[1] (reflects no deductions for fees, expenses, or taxes)	5.43%	4.29%
Bloomberg US Treasury 0-1 Year Maturity Index[1] (reflects no deductions for fees, expenses, or taxes)	4.73%	2.54%

1.	The Bloomberg World All-Cap Equal Weight/UST 0-1 Yr 50/50 Index consists of 50% Bloomberg US Treasury 0-1 Year Maturity Index and 50% Bloomberg World All-Cap Equal Weight TR Index and serves as the Fund’s secondary benchmark. The Bloomberg US Treasury 0-1 Year Maturity Index was created by Bloomberg and serves as a cash proxy. The Bloomberg World All-Cap Equal Weight/UST 0-1 Yr 50/50 Index is an equal weighted equity benchmark that covers 99% market cap of the measured market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after- tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Adviser:	Clough Capital Partners L.P.

Portfolio Manager:	Vincent Lorusso is the Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Lorusso has been the portfolio manager of the Fund since its inception in November 2020.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through a broker or dealer at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. The difference in the bid and ask prices is referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.cloughetfs.com.

Tax Information

The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is held in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts. See “Dividends, Distributions, and Taxes – Dividends and Distributions” for more information.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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